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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        JANUARY 29, 1997
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                           DESTRON FEARING CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   0-19688                    84-1079037
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(State or other jurisdiction       (Commission              (I.R.S.  Employer
      of incorporation)            File Number)             Identification No.)

                               490 VILLAUME AVENUE
                         SOUTH ST. PAUL, MINNESOTA 55075
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          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:            (612) 455-1621
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



           (The remainder of this page was intentionally left blank.)

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ITEM 5.  OTHER EVENTS.

On January 30, 1997, the Company sold an aggregate of 650,000 shares of common stock in a private placement to two U.S. investors at an offering price of $2.00 per share.

The press release of Destron Fearing Corporation dated January 31, 1997 is attached hereto as Exhibit 99.2 and is hereby incorporated herein.

FORWARD LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. This Current Report on Form 8-K and other materials filed or to be filed by the Company with the Securities and Exchange Commission, as well as other written materials or oral statements that the Company may make or publish from time to time, contain forward-looking statements relating to business prospects, anticipated financial performance and similar matters. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially from the anticipated results or other expectations expressed in the forward-looking statements.
These risks and uncertainties include, but are not limited to, changes in order quantities by customers, the unanticipated loss of business from major customers, slower than anticipated sales growth, inadequate capital resources, the threat of intellectual property disputes and an inability to obtain favorable terms from suppliers.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Not applicable.


     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.


     (c)  EXHIBITS.

          Exhibit 99.1 Press Release of Destron Fearing Corporation dated January 29, 1997.

          Exhibit 99.2 Press Release of Destron Fearing Corporation dated January 31, 1997

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

On January 29, 1997, the Company sold an aggregate of 1,000,000 shares of common stock at an offering price of $2.00 per share, and an aggregate offering price of $2,000,000, in a private placement to three foreign investors pursuant to Regulation S under the Securities Act of 1933. The Company engaged John G. Kinnard and Company, Incorporated (the "Agent"), as its placement agent in connection with the sale of the common stock. The Company paid the Agent a commission of seven percent (7%) of the gross proceeds from the sale of stock, reimbursed the Agent for its out-of-pocket expenses, and issued five-year warrants to the Agent for the purchase of 100,000 shares of common stock at an exercise prie of $3.50 per share. The Company's reliance on Regulation S was based on representations by investors regarding domicile and investment intent.

The press release of Destron Fearing Corporation dated January 29, 1997 is attached hereto as Exhibit 99.1 and is hereby incorporated herein.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Destron Fearing Corporation


Date: February 6, 1997.            By   /s/ Randolph K. Geissler
                                        -----------------------------------
                                        Randolph K. Geissler
                                        President and Chief Executive Officer


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